Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1250,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Power3 Medical Products, Inc. (the “Company”) on Form 10-QSB for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John P. Burton, Chief  Accounting  Officer  of the  Company,  certify,  to the  best of my knowledge,  pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully compiles with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 9, 2005	/s/ John P. Burton
John P. Burton
Chief Accounting Officer
Power3 Medical Products, Inc.